                                                 EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

In connection with the Quarterly Report of P.F. Chang's China Bistro, Inc. ("the Registrant") on Form 10-Q for the quarter ended July 3, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark D. Mumford, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ MARK D. MUMFORD
Mark D. Mumford
Chief Financial Officer

July 27, 2011